Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES
6.	INCOME TAXES

The following table presents the components of the Company’s provision for income taxes:

	For the year ended December 31,
(In thousands)	2012	2011	2010
Provision/(benefit) for income taxes:
Continuing operations	$3,809	$7,142	$9,246
Discontinued operations	(211)	54	(178)

Provision for income taxes	$3,598	$7,196	$9,068

The components of income before income taxes from continuing operations are as follows:

	For the year ended December 31,
(In thousands)	2012	2011	2010
Domestic	$5,911	$24,188	$24,085
Foreign	8	(222)	(161)

Total	$5,919	$23,966	$23,924

The income tax provision for continuing operations consists of the following:

	For the year ended December 31,
(In thousands)	2012	2011	2010
Current income tax provision:
U.S. federal*	$5,426	$9,282	$7,441
Foreign	8	246	42
State	1,402	1,587	1,619

Total current income tax provision	6,836	11,115	9,102

	For the year ended December 31,
(In thousands)	2012	2011	2010
Deferred income tax (benefit)/provision:
U.S. federal*	(3,863)	(3,667)	348
State	836	(306)	(204)

Total deferred income tax (benefit)/provision	(3,027)	(3,973)	144

Total income tax provision	$3,809	$7,142	$9,246

*	Includes U.S. taxes related to foreign income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
(In thousands)	2012	2011	2010
Unrecognized tax benefits:
Beginning of the year	$2,570	$2,599	$3,034
Additions based on tax positions related to the current year	264	239	242
Additions for tax positions of acquired entities	—	253	—
Additions for tax positions of prior years	—	—	317
Reductions for tax positions of prior years	(14)	—	(466)
Settlements with taxing authorities	—	(161)	(20)
Lapses of statutes of limitations	(493)	(360)	(508)

End of the year	$2,327	$2,570	$2,599

As of December 31, 2012 and 2011, the Company’s reserve for uncertain tax positions totaled approximately $2.3 million and $2.6 million, respectively, of which the amount of unrecognized tax benefits that, if recognized, would affect the effective income tax rate by $2.1 million and $1.9 million, respectively. The Company recognizes interest and penalties related to uncertain income tax positions in interest expense and selling, general, and administrative expenses, respectively, in its Consolidated Statements of Comprehensive Income. During 2012, 2011 and 2010, the Company recognized immaterial amounts of interest and penalty adjustments relating to uncertain tax positions. The Company had approximately $0.4 million, $0.5 million, and $0.7 million accrued for potential payment of interest and penalties as of December 31, 2012, 2011 and 2010, respectively. The Company expects the reserve for unrecognized tax benefits to decrease by approximately $1.2 million in the next twelve months due to statute expirations and settlements.

The following is a reconciliation of income taxes computed at the federal statutory rate to income tax expense recorded for continuing operations:

	For the year ended December 31,
(In thousands)	2012	2011	2010
Computed income taxes at U.S. federal statutory rate	$2,378	$8,716	$8,642
Income passed through to non-controlling interest holders (1)	(288)	(327)	(269)
Foreign tax credits	(8)	(1,230)	(500)
State income taxes, net of federal income tax benefit	263	933	807
Tax expense on foreign income	—	317	99
Permanent differences	270	358	590
Change in reserves	1,312	(1,438)	168
Other	(118)	(187)	(291)

Total income tax provision	$3,809	$7,142	$9,246

(1)	Includes income that is not taxable to the Company. Such income is directly taxable to the Company’s non-controlling interest partners.

The components of the Company’s deferred income tax assets and liabilities are as:

	As of December 31,
(In thousands)	2012	2011
Deferred income tax assets:
Accruals not currently deductible for tax purposes	$15,474	$15,753
Billings in excess of revenues	8,289	9,482
Tax loss carryforwards	11,424	10,328
Fixed and intangible assets	247	222
All other items	552	645

Gross deferred tax assets	35,986	36,430

Valuation allowance for deferred tax assets	(11,455)	(9,872)

Net deferred tax assets	24,531	26,558

Deferred income tax liabilities:
Unbilled revenues	(30,023)	(29,737)
Change in method of accounting	(5,123)	(7,714)
Fixed and intangible assets	(10,091)	(14,109)
Retention	(3,006)	(2,380)
All other items	(2,239)	(1,600)

Gross deferred tax liabilities	(50,482)	(55,540)

Net deferred tax liabilities	$(25,951)	$(28,982)

There are net current deferred tax assets totaling approximately $0.1 million in the Company’s Consolidated Balance Sheets as of December 31, 2012 and 2011.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will ultimately realize the benefits of these deductible differences as of December 31, 2012. The Company has provided valuation allowances against gross deferred tax assets related primarily to capital loss carryforwards and certain state net operating loss carryforwards as it has concluded that it is not more likely than not that this benefit will be realized. The amount of the deferred tax assets considered realizable could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

The Company has gross state net operating loss (“NOL”) carryforwards totaling $37.4 million resulting in net state tax effected NOL’s of $3.3 million, which expire from 2013 to 2032. Net state tax effected valuation allowances totaling $2.3 million have been established for these deferred tax assets.

The Company has deferred tax assets related to capital loss carryforwards that expire between 2014 and 2017. The Company has gross capital loss carryforwards totaling $25.0 million and $24.1 million as of December 31, 2012 and 2011, respectively. Net valuation allowances totaling, $10.0 million and $9.9 million as of December 31, 2012 and 2011, respectively, have been established against those gross capital loss carryforwards.

The Company is subject to federal and state income tax audits for the periods 2009 through 2012. The Internal Revenue Service has completed an audit of the Company’s 2009 consolidated income tax return, which was finalized during the first quarter of 2013 resulting in a cash payment totaling approximately $0.5 million. The Company is also subject to audits in various foreign jurisdictions for tax years ranging from 2007 to the present. Management believes that adequate provisions have been made for income taxes as of December 31, 2012.